Insight Enterprises, Inc. Fourth Quarter and Full Year 2018 Earnings Conference Call and Webcast Exhibit 99.2

Agenda Opening Comments CEO Commentary Fourth Quarter 2018 Consolidated Financials Full Year 2018 Consolidated Financials 2018 Highlights 2019 Priorities CFO Commentary Financial results by region Taxes and cash flow Closing Comments & 2019 Guidance

Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including statements about future trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. The Company undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. Constant currency In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Gross Profit +9% YoY $254.2M Three Months Ended 12/31 Adjusted Earnings from operations* +23% YoY $59.4M Three Months Ended 12/31 GAAP Earnings from operations $58.7M Adjusted Diluted EPS* +63% YoY $1.32 Three Months Ended 12/31 GAAP Diluted EPS $1.31 Net Sales -2% YoY $1.75B Three Months Ended 12/31 Gross Margin +140 bps YoY 14.5% Three Months Ended 12/31 SG&A as a % of Gross Profit -260 bps YoY 76.6% Three Months Ended 12/31 Q4 2018 Year over Year Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Gross Profit +8% YoY $993.7M Twelve Months Ended 12/31 Adjusted Earnings from operations* +21% YoY $237.2M Twelve Months Ended 12/31 GAAP Earnings from operations $233.5M Adjusted Diluted EPS* +43% YoY $4.63 Twelve Months Ended 12/31 GAAP Diluted EPS $4.55 Gross Margin +30 bps YoY 14.0% Twelve Months Ended 12/31 Net Sales +6% YoY $7.08B Twelve Months Ended 12/31 SG&A as a % of Gross Profit -260 bps YoY 76.1% Twelve Months Ended 12/31 FY 2018 Year over Year Results

FY 2018 Highlights Teammate Development Fortune Top 100 Best Companies for Diversity Fortune Best Workplaces in Technology, ranked #23 Strong Financial Performance 3rd consecutive year of double-digit earnings growth Improved cash management Adjusted ROIC +300bps YoY to 16.9% Gross profit earned from cloud services up YoY to 18% Solution Areas enhancement Recognition in Gartner’s Magic Quadrant for Managed Workplace Services in the North America Cardinal Solutions acquisition Digital Innovation Connected Workforce

Our go-to market strategy Client Conversation Operational Excellence Client Benefit Save money/improve efficiency Business Outcome Cost optimization Client Conversation Workforce enablement Client Benefit Attract, empower, retain talent Business Outcome Improved productivity Client Conversation Infrastructure optimization Client Benefit Improved speed of business delivery Business Outcome Business agility, enhanced security Client Conversation Customer engagement Client Benefit Drive customer loyalty and profitability Business Outcome Customer loyalty, retention and growth Insight provides this connection Connected Workforce Digital Innovation Supply Chain Optimization Cloud + Data Center Transformation Manage Today Transform Tomorrow

CFO Commentary Financial results by region Taxes and cash flow

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Gross Profit +7% YoY $187.5M Three Months Ended 12/31 Adjusted Earnings from operations* +15% YoY $45.0M Three Months Ended 12/31 GAAP Earnings from operations $44.4M Gross Margin +120 bps YoY 13.9% Three Months Ended 12/31 SG&A as a % of Gross Profit -150 bps YoY 76.0% Three Months Ended 12/31 Net Sales -2% YoY $1.34B Three Months Ended 12/31 Three Months Ended 12/31 Q4 North America | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Gross Profit +6% YoY $732.7M Twelve Months Ended 12/31 Adjusted Earnings from operations* +17% YoY $187.6M Twelve Months Ended 12/31 GAAP Earnings from operations $185.7M Gross Margin +40 bps YoY 13.7% Twelve Months Ended 12/31 Net Sales +3% YoY $5.4B Twelve Months Ended 12/31 Twelve Months Ended 12/31 SG&A as a % of Gross Profit -230 bps YoY 74.4% Twelve Months Ended 12/31 FY 2018 North America | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Gross Profit +16% YoY constant currency** $56.2M Three Months Ended 12/31 Adjusted Earnings from operations* +40.0% YoY $11.1M Three Months Ended 12/31 GAAP Earnings from operations $11.0M Gross Margin +160 bps YoY 15.3% Three Months Ended 12/31 SG&A as a % Gross Profit -400 bps YoY 80.2% Three Months Ended 12/31 Net Sales +4% YoY constant currency** $368.4M Three Months Ended 12/31 Three Months Ended 12/31 Q4 EMEA | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Net Sales +9% YoY constant currency** $1.53B Gross Profit +12% YoY constant currency** $221.5M Gross Margin +50 bps YoY 14.5% SG&A as a % of Gross Profit -392 bps YoY 82.4% Adjusted Earnings from operations* +50% YoY $39.0M Twelve Months Ended 12/31 Twelve Months Ended 12/31 Twelve Months Ended 12/31 Twelve Months Ended 12/31 Twelve Months Ended 12/31 GAAP Earnings from operations $37.3M Twelve Months Ended 12/31 FY 2018 EMEA | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Net Sales -2% YoY constant currency** $36.3M Gross Profit +40% YoY constant currency** $10.5M Gross Margin +850 bps YoY 28.8% SG&A as a % of Gross Profit -1,600 bps YoY 69.3% Adjusted Earnings from operations* +178% YoY $3.2M Three Months Ended 12/31 Three Months Ended 12/31 Three Months Ended 12/31 Three Months Ended 12/31 Three Months Ended 12/31 GAAP Earnings from operations $3.2M Three Months Ended 12/31 Q4 APAC | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items ** Reference “Constant currency” section on slide 3 of this presentation Net Sales +13% YoY constant currency** $186.9M Gross Profit +9% YoY constant currency** $39.6M Gross Margin -80 bps YoY 21.2% SG&A as a % of Gross Profit -390 bps YoY 73.2% Adjusted Earnings from operations* +27% YoY $10.6M Twelve Months Ended 12/31 Twelve Months Ended 12/31 Twelve Months Ended 12/31 Twelve Months Ended 12/31 Twelve Months Ended 12/31 GAAP Earnings from operations $10.5M Twelve Months Ended 12/31 FY 2018 APAC | Financial Results

* Adjusted Non-GAAP excludes severance and restructuring expense and other unique items Adjusted free cash flow* +$445M YoY $260.0M Twelve Months Ended 12/31 Days inventory outstanding (“DIOs”) -3 days YoY 10 days Twelve Months Ended 12/31 Days purchases outstanding (“DPOs”) +7 days YoY 79 days Twelve Months Ended 12/31 Net cash from operations +$600M YoY $292.6M Twelve Months Ended 12/31 Cash conversion cycle -2 days YoY 33 days Twelve Months Ended 12/31 Days sales outstanding (“DSOs”) +8 days YoY 102 days Twelve Months Ended 12/31 Cash Flows and Cash Cycle

Closing Comments 2019 sales expected to grow in the mid-single digit range Diluted earnings per share are expected to be between $4.75 and $4.85 per share for the full year 2019 Effective tax rate expected between 25% and 26% for the full year 2019

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

Appendix – Reconciliation of GAAP to Non-GAAP Financial Measures (continued) *Assumed tax rate of 28% for 2018 and 37% for 2017. **Average of previous five quarters. ***Computed as GAAP consolidated EFO, net of tax divided by invested capital ****Computed as Adjusted non-GAAP consolidated EFO, net of tax divided by invested capital